Exhibit 99.1

ONCOR®

Third Quarter 2013 Investor Call

November 5, 2013

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena; effects of a bankruptcy or other restructuring transactions, and negotiations relating thereto, involving Texas Energy Future Holdings Limited Partnership and its direct and indirect subsidiaries; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 1

3rd Quarter 2013 Investor Call Agenda

Financial Overview

David Davis

Chief Financial Officer

Operational Review

Bob Shapard

Chairman and CEO

Q&A

Oncor Electric Delivery 2

Residential Volumes

Residential Points of Delivery

Q3 ‘12 vs. Q3 ‘13; thousands of meters

2,747 2,783 1.3%

At 9/30/2012 At 9/30/2013

Avg KWH/Residential Premise, Weather Adj

Q31 ‘12 vs. Q3 ‘13

4,799 4,849 1.0%

Q3 ‘12 Q3 ‘13

Residential GWH, Actual

Q31 ‘12 vs. Q3 ‘13

14,259 14,165

Q3 ‘12 Q3 ‘13

Residential GWH, Weather Adj

Q31 ‘12 vs. Q3 ‘13

13,173 13,484 2.4%

Q3 ‘12 Q3 ‘13

1 Three months ended September 30.

Oncor Electric Delivery 3

Large C&I1 Demand and Volumes

Large C&I Billed MW Demand

Q3 ‘12 vs. Q3 ‘13

17,715 71,767 0.3%

Q3 ‘12 Q3 ‘13

Large C&I Actual MW Demand

Q3 ‘12 vs. Q3 ‘13

16,986 17,112 0.7%

Q3 ‘12 Q3 ‘13

Large C&I GWH, Actual

Q3 ‘12 vs. Q3 ‘13

19,306 19,520 1.1%

Q3 ‘12 Q3 ‘13

Large C&I GWH, Weather Adj

Q3 ‘12 vs. Q3 ‘13

18,973 19,274 1.6%

Q3 ‘12 Q3 ‘13

1 Commercial & Industrial

2 Three months ended September 30.

Oncor Electric Delivery 4

Summary of Financial Results1

Adjusted Operating Revenues

Q32 ‘12 vs. Q3 ‘13; $ millions

883 922 4.4%

Q3 ‘12 Q3 ‘13

Adjusted Net Income

Q3 ‘12 vs. Q3 ‘13; $ millions

136 144 5.9%

Q3 ‘12 Q3 ‘13

Adjusted Operating Cash Flow

Q3 ‘12 vs. Q3 ‘13; $ millions

356 406 14.0%

Q3 ‘12 Q3 ‘13

Adjusted EBITDA

Q3 ‘12 vs. Q3 ‘13 and TME2 9/30/12 vs. TME

9/30/13; $ millions

494 507 2.6% 1,643 1,693 3.0%

Q3 ‘12 Q3 ‘13 TME 9/30/2013 TME 9/30/13

1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.

2 Unless otherwise indicated, Q3 reflects three months ended September 30 and TME reflects twelve months ended September 30.

Oncor Electric Delivery 5

Ample Liquidity And Stable Credit Metrics

Secured Revolving Credit Facility1

Balances at September 30, 2013; $ millions

2,400 866 1,534 17 1,551

Revolver Capacity Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity

Adjusted EBITDA2/Cash Interest

TME3 9/30/12 vs. TME 9/30/13; Ratio

4.8x 5.0x

TME 9/30/12 TME 9/30/13

Debt/Adjusted EBITDA

TME 9/30/12 vs. TME 9/30/13; Ratio

3.6x 3.6x

TME 9/30/12 TME 9/30/13

1 Oncor’s $2.4 billion revolving credit facility matures in 2016.

2 See Appendix for Reg G reconciliation and definition.

3 TME – Twelve Months Ended.

Oncor Electric Delivery 6

3rd Quarter 2013 Investor Call Agenda

Financial Overview

David Davis

Chief Financial Officer

Operational Review

Bob Shapard

Chairman and CEO

Q&A

Oncor Electric Delivery 7

Appendix -

Regulation G Reconciliations and Supplemental Data

Oncor Electric Delivery 8

Financial Definitions

Measure

Definition

Adjusted Operating Revenues (non-GAAP)

Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo)

Adjusted Net Income (non-GAAP)

Oncor net income, less effects of purchase accounting and net income of BondCo

Adjusted Operating Cash Flow (non-GAAP)

Oncor cash provided by operating activities, less BondCo cash provided by operating activities

Debt (non-GAAP)

Oncor total debt, less transition bonds of BondCo

Total Debt (GAAP)

Oncor long-term debt (including current portion), plus bank loans and commercial paper

Adjusted EBITDA (non-GAAP)

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs exercise, where applicable. EBITDA is a measure used by Oncor to assess performance.

Debt/Adjusted EBITDA (non-GAAP)

Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest (non-GAAP)

EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality.

Oncor Electric Delivery 9

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended September 30, ‘12 and ‘13

$ millions

Q3 ‘12

Q3 ‘13

Operating revenues – Oncor

925

966

Adjustments: Operating revenues – BondCo

(42)

(44)

Adjusted operating revenues, excluding BondCo

883

922

Oncor Electric Delivery

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Table 2: Oncor Adjusted Net Income Reconciliation

Three Months Ended September 30, ‘12 and ‘13

$ millions

Q3 ‘12 Q3 ‘13

Net income – Oncor

139 146

Adjustments: Effects of purchase accounting (after tax)

(3) (2)

Bondco net income

- -

Adjusted net income, excluding BondCo

136 144

Oncor Electric Delivery 11

Table 3: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended September 30, ‘12 and ‘13

$ millions

Q3 ‘12 Q3 ’13

Operating cash flow – Oncor

393

444

Adjustments: Operating cash flow – BondCo

(37)

(38)

Adjusted operating cash flow, excluding BondCo

356

406

Oncor Electric Delivery 12

Table 4: Oncor Adjusted EBITDA Reconciliation

Three Months Ended September 30, ‘12 and ‘13

$ millions

Q3 ‘12 Q3 ‘13

Net income – Oncor

139

146

Plus: Depreciation & amortization – Oncor

201

207

Provision in lieu of income taxes – Oncor

92

94

Interest expense – Oncor

96

94

Equals: EBITDA – Oncor

528

541

Adjustments: Net income – BondCo

-

-

Depreciation & amortization – BondCo

(36)

(38)

Interest expense – BondCo

(6)

(5)

Effects of fair value accounting (pre tax)

(6)

(4)

Regulatory asset amortization in O&M expense

14

13

Oncor Adjusted EBITDA, excluding BondCo

494

507

Oncor Electric Delivery 13

Table 5: Oncor Adjusted EBITDA Reconciliation

Twelve Months Ended September 30, ‘12 and ‘13

$ millions

TME ‘12 TME ‘13

Net income – Oncor 387 357

Plus: Depreciation & amortization – Oncor 756 802

Provision in lieu of income taxes – Oncor 245 212

Interest expense – Oncor 372 378

Equals: EBITDA – Oncor 1,760 1,749

Adjustments: Net income – BondCo - -

Depreciation & amortization – BondCo (115) (124)

Interest expense – BondCo (28) (22)

Effects of fair value accounting (pre tax) (25) (19)

SARs Distribution (pre tax) - 57

Regulatory asset amortization in O&M expense 51 52

Oncor Adjusted EBITDA, excluding BondCo 1,643 1,693

Oncor Electric Delivery 14

Table 6: Oncor Total Debt Reconciliation

At September 30, ‘12 and ‘13

$ millions

‘12

‘13

Short-term debt- Oncor

784

860

Long-term debt due currently – Oncor

123

129

Long-term debt, less due currently – Oncor

5,440

5,422

Total debt – Oncor, including BondCo

6,347

6,411

Adjustments: Long-term debt due currently – BondCo

(123)

(129)

Long-term debt, less due currently – BondCo

(352)

(222)

Fair value adjustment – BondCo

2

1

Total Oncor debt, excluding BondCo

5,874

6,061

Oncor Electric Delivery

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Table 7: Oncor Interest And Debt Coverages

Twelve Months Ended September 30, ‘12 and ‘13

$ millions

TME ‘12

TME ‘13

Ref

Source

Interest expense and related charges – Oncor

372

378

Amortization of debt discount – Oncor

(11)

(28)

AFUDC – Oncor

9

11

Cash interest expense – Oncor

370

361

Less: Interest expense – BondCo

(28)

(22)

Cash interest expense, excluding BondCo

342

339

A

EBITDA, excluding BondCo

1,643

1,693

B

Table 5

Total debt, excluding BondCo

5,874

6,061

C

Table 6

EBITDA/cash interest – ratio (B / A)

4.8x

5.0x

Debt/EBITDA – ratio (C / B)

3.6x

3.6x

Oncor Electric Delivery

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